UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2005 (September 14, 2005)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-1.1 Underwriting Agreement, dated September 14, 2005
Ex-5.1 Opinion of Waller Lansden Dortch & Davis, PLLC

Item 1.01. Entry into a Material Definitive Agreement.
     On September 14, 2005, Psychiatric Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., for themselves and as representatives of the underwriters listed in Schedule A thereto (the “Underwriters”). The Underwriting Agreement provides for the issuance and sale by the Company of an aggregate of 3,500,000 shares of its common stock, par value $0.01 per share, and up to 525,000 additional shares if the Underwriters exercise a 30-day option to purchase additional shares to cover over-allotments, if any. The shares are to be issued pursuant to a Registration Statement on Form S-3 (Registration Number 333-127085) under the Securities Act of 1933, as amended, and a related prospectus, dated as of September 2, 2005, and a prospectus supplement, dated as of September 14, 2005. The Underwriting Agreement is attached as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
None required
     (b) Pro Forma Financial Information.
None required
     (c) Exhibits.

1.1
Underwriting Agreement, dated September 14, 2005, among Psychiatric Solutions, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., for themselves and as representatives of the underwriters listed in Schedule A thereto

5.1	Opinion of Waller Lansden Dortch & Davis, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, PLLC (included in its opinion filed as Exhibit 5)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Executive Vice President, Finance and Administration

Date: September 15, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
1.1
Underwriting Agreement, dated September 14, 2005, among Psychiatric Solutions, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., for themselves and as representatives of the underwriters listed in Schedule A thereto

5.1	Opinion of Waller Lansden Dortch & Davis, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, PLLC (included in its opinion filed as Exhibit 5)